UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 20, 2006

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Equity and Incentive Plan

On September 20, 2006, at the Jackson Hewitt Tax Service Inc. 2006 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders approved and adopted the Jackson Hewitt Tax Service Inc. Amended and Restated 2004 Equity and Incentive Plan (the “Equity and Incentive Plan”). The Equity and Incentive Plan was previously adopted by the Board of Directors of Jackson Hewitt Tax Service Inc. (the “Company”) on July 11, 2006, subject to its approval at the Annual Meeting. The amendments to the Equity and Incentive Plan (i) increased the number of shares of common stock available for grant thereunder to 6,500,000, (ii) increased the maximum cash bonus under the Company’s annual incentive program that may be paid to any individual for any year to $3 million and (iii) increased the maximum cash bonus under the Company’s long-term incentive program that may be paid to any individual for a performance period designated by the Compensation Committee of the Board of Directors to $5 million. Attached hereto as Exhibits 10.1 and 10.2, respectively, are a copy of the full text of the Equity and Incentive Plan, which text is incorporated herein by this reference, and a copy of a form of stock option agreement under the Equity and Incentive Plan.

Amended and Restated Nonqualified Deferred Compensation Plan

On September 20, 2006, the Compensation Committee of the Board of Directors approved the Jackson Hewitt Tax Service Inc. Amended and Restated Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan was amended in connection with the requirements of section 409A of the Internal Revenue Code of 1986. Certain members of management are eligible to participate in the Deferred Compensation Plan, and the Company has the right to match the deferred contributions of participating employees. Attached hereto as Exhibit 10.3 is a copy of the full text of the Deferred Compensation Plan, which text is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President and Chief Financial Officer

Date: September 22, 2006

3

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated September 20, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Jackson Hewitt Tax Service Inc. Amended and Restated 2004 Equity and Incentive Plan

10.2	Form of Stock Option Agreement under the Jackson Hewitt Tax Service Inc. Amended and Restated 2004 Equity and Incentive Plan

10.3	Jackson Hewitt Tax Service Inc. Amended and Restated Nonqualified Deferred Compensation Plan

4